CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the accompanying Quarterly Report on Form 10-QSB of Legal Access Technologies, Inc., for the quarter ended January 31, 2005, I, Kurt Bordian, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

      1)     the Quarterly Report on Form 10-QSB of Legal Access Technologies, Inc. for the quarter ended January 31, 2005 fully complies with the requirements of Section 13(a) or 15(d)
                of the Securities Exchange Act of 1934; and

      2)     the   information contained in the Quarterly Report on Form 10-QSB for the quarter ended January 31, 2005, fairly presents in all material respects, financial condition and results of operations of Legal Access Technologies, Inc.

By:	/s/ Kurt Bordian
Name:	Kurt Bordian
Title:	Principal Executive Officer, Principal Financial Officer, and Director
Date:	March 21, 2005